Exhibit 99.1

InPhonic Completes Sale of Liberty Wireless Assets and Announces

Preliminary Fourth Quarter 2005 Results and 2006 Financial Guidance

TelePlus Acquires InPhonic’s MVNO Liberty Wireless in a Cash and Services Deal

Washington, D.C. – January 3, 2006 – InPhonic, Inc. (Nasdaq: INPC), a leading online seller of wireless phones and service plans, today announced that it has sold certain assets of its MVNO, Liberty Wireless, to TelePlus Wireless, Corp., a wholly-owned subsidiary of TelePlus Enterprises, Inc. (NASDAQ OTCBB: TLPE) (http://www.teleplus.ca). Additionally, the Company expects to report lower than expected fourth quarter 2005 revenues from continuing operations and revises 2006 financial guidance.

Liberty Wireless Assets Sale

TelePlus has acquired Liberty’s wireless subscriber base, the popular Liberty Wireless brand and the Hispanic-targeted, Spanish language Viva LibertySM brand. Customers should not experience any change in service, billing or coverage, as TelePlus will continue to utilize InPhonic’s MVNE platform pursuant to an MVNE services agreement. InPhonic will continue to deliver the systems platform for procurement, activation, billing, and customer care, as well as self-service platforms based on web and speech recognition technology. Under the terms of the agreement, InPhonic will receive approximately $1.9 million in cash, subject to certain post closing adjustments, and an MVNE services agreement to provide ongoing services to TelePlus and its Liberty customers. The transaction was completed on December 31, 2005.

“We are very pleased that TelePlus has acquired the Liberty Wireless customer base. Our customers will continue to receive the same great service and coverage without interruption,” said David A. Steinberg, InPhonic’s Chairman and CEO. “From a strategic standpoint, we will be able to focus our attention on profitably growing our core business. In addition, we will no longer be competing with our carrier partners and more importantly we are now able to sell the carriers’ prepaid products as well as Liberty Wireless products for TelePlus.”

Preliminary Fourth Quarter 2005 Results and 2006 Guidance.

The Company also announced today that, based on preliminary information and subject to customary end of year review and audit, it expects to report fourth quarter 2005 revenues from continuing operations excluding Liberty Wireless of between $92 million and $96 million, primarily due to lower than expected holiday sales and the delay of a manufacturer’s product launches into the first quarter. These results compare to previous guidance of $104 million to $106 million and third quarter 2005 revenue from continuing operations excluding Liberty Wireless of $92 million, and would represent an increase of approximately 92% over fourth quarter 2004 revenues from continuing operations excluding Liberty Wireless. Primarily as a result of the lower than expected revenue, the Company expects to report Adjusted EBT per diluted share and Adjusted EBITDA below its previously stated guidance. The Company plans to release its final results and host an earnings conference call in mid February 2006.

The Company also updated its guidance for the 2006 fiscal year. Based on current information, the Company preliminarily expects revenue from continuing operations for the full year to grow approximately 25 to 30 percent with an Adjusted EBITDA margin for the full year of 7 to 10 percent.

Mr. Steinberg commented, “Our preliminary results came in below our expectations. InPhonic and a number of other wireless distribution companies had a difficult holiday season. We are confident that the strategic initiatives that we have undertaken this quarter in our core Wireless Activation Services business are in place for 2006. These initiatives include investments in new distribution and our operations targeted at growing the business profitably and improving our customer experience.”

About InPhonic

Headquartered in Washington, D.C., InPhonic, Inc. (NASDAQ: INPC) is a leading online seller of wireless services and products. InPhonic sells these services and devices, and provides world-class customer service through websites that it creates and manages for online businesses, national retailers, member-based organizations and associations under their own brands. InPhonic also operates Wirefly, a leading mobile phones and wireless plans comparison site that was awarded “Best of the Web” by Forbes magazine in 2004. InPhonic also delivers a full range of mobility solutions to enterprise clients through its Mobile Virtual Network Enablement (MVNE) platform. In 2004, InPhonic was selected #1 company of the year on the Inc. 500 – Inc. Magazine’s list of the fastest-growing privately held companies in the United States. More recently, InPhonic was named T-Mobile’s Internet Partner of the Year for 2004. For more information on the company, its products and services, visit the InPhonic Corporate Web site at www.inphonic.com.

“Safe Harbor” Statement - Under the Private Securities Litigation Reform Act of 1995, this press release may contain forward-looking statements that involve risks and uncertainties. Important factors, which could cause actual operating results to differ materially from those in the forward-looking statements, are detailed in filings with the Securities and Exchange Commission made from time to time by the Company. This press release and statements are current as of the date of the individual announcements and the Company undertakes no obligation to publicly release any revisions to any forward-looking statement to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Forward-Looking Statements - This press release contains forward-looking statements, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as

“expect,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the Year ended December 31, 2004 and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Adjusted EBITDA -Earnings before interest, taxes, depreciation and amortization adjusted for stock-based compensation, loss on investments, restructuring costs, settlement costs, one-time and non-recurring expenses, which are defined as expenses that have been eliminated during the period and that are not expected to recur in future periods. In addition, the Company recently sold certain assets of its Liberty Wireless MVNO business, and Adjusted EBITDA also includes an adjustment for certain revenues and costs associated with the assets that were sold.

Adjusted EBT - Earnings excluding net interest and other expense (income), stock-based compensation, restructuring costs, loss on investments, depreciation and amortization related to acquisitions, settlement costs, one-time and non-recurring expenses, which are defined as expenses that have been eliminated during the period and are not expected to recur in future periods. In addition, the Company recently sold certain assets of its Liberty Wireless MVNO business, and Adjusted EBT also includes an adjustment for certain revenues and costs associated with the assets that were sold.

Adjusted EBT per diluted share - per share value of Adjusted EBT on a fully-diluted basis.

The Company believes that the presentation of Non-GAAP measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The Company believes when U.S. GAAP results are viewed in conjunction with these Non-GAAP measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these measures for reviewing the Company’s financial results.

These measures should be considered in addition to results prepared in accordance with U.S. GAAP, but should not be considered a substitute for, or superior to, GAAP results. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Contacts:

InPhonic, Inc.

Diana Hayden

Senior	Director, Investor Relations

(202) 333-0001

dhayden@inphonic.com

Blue Shirt Group

Todd	Friedman

(415) 217-7722

todd@blueshirtgroup.com

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